UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2016

ELEVEN BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36296	26-2025616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 21, 2016, Eleven Biotherapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company entered into a Share Purchase Agreement with Viventia Bio Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (“Viventia”), the shareholders of Viventia named therein (the “Selling Shareholders”) and, solely in its capacity as seller representative, Clairmark Investments Ltd., a corporation incorporated under the laws of the Province of Ontario, Canada (“Clairmark”) (the “Share Purchase Agreement”), pursuant to which the Company agreed to and simultaneously completed the acquisition of all of the outstanding capital stock of Viventia from the Selling Shareholders (the “Acquisition”). This amendment to the Original Form 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Form 8-K

Item 9.01	Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

The consolidated financial statements of Viventia, including the report of its independent auditor, PricewaterhouseCoopers LLP, are filed as exhibit 99.1 and incorporated herein by reference.

The unaudited interim consolidated financial statements of Viventia are filed as exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information

The unaudited pro forma financial information is filed as exhibit 99.3 and incorporated herein by reference.

(d)    Exhibits

2.1
Share Purchase Agreement, effective as of September 20, 2016, by and between Eleven Biotherapeutics, Inc., Viventia Bio Inc., the selling shareholders of Viventia named therein, and Clairmark Investments Ltd., as representative of the selling shareholders (the Company hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request). Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

4.1
Registration Rights Agreement, dated as of September 20, 2016 by and among Eleven Biotherapeutics, Inc. and the shareholders named therein. Incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.1†
License Agreement, effective January 13, 2003, as amended and restated on October 14, 2015, by and between The University of Zurich and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.2†
Amended & Restated Exclusive License Agreement, dated October 14, 2015, by and between Merck KGaA and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.3
Registration Rights Agreement, dated as of September 20, 2016 by and among Eleven Biotherapeutics, Inc. and the shareholders named therein. Incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).Amended and Restated

License Agreement, dated October 17, 2014, by and between Clairmark Investments Ltd. (successor in interest of Protoden Technologies Inc.) and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.4
Indenture, dated March 31, 2000, between 131-149 Hamelin Street Leaseholds Limited (successor in interest of Almad Investments Limited) and Viventia Bio Inc. (successor in interest of Viventia Biotech Inc.), as amended by Lease Amending Agreement, dated June 26, 2003, as further amended by Lease Amending Agreement, dated January 26, 2004, and as further amended by Letter Agreement, dated June 25, 2008, and as further amended by Lease Amending Agreement, dated September 16, 2015. Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.5
Separation Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Abbie C. Celniker. Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.6
Separation Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Karen L. Tubridy. Incorporated herein by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.7
Retention Letter Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and John J. McCabe. Incorporated herein by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.8
Employment Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Stephen A. Hurly. Incorporated herein by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.9
Employment Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Arthur P. DeCillis. Incorporated herein by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Audited consolidated financial statements of Viventia Bio Inc.

99.2*	Unaudited interim consolidated financial statements of Viventia Bio Inc.

99.3*	Unaudited pro forma combined consolidated financial statements

* Filed herewith.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVEN BIOTHERAPEUTICS, INC.

Date: December 6, 2016	By:	/s/ John J. McCabe
John J. McCabe Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Purchase Agreement, effective as of September 20, 2016, by and between Eleven Biotherapeutics, Inc., Viventia Bio Inc., the selling shareholders of Viventia named therein, and Clairmark Investments Ltd., as representative of the selling shareholders (the Company hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request). Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

4.1
Registration Rights Agreement, dated as of September 20, 2016 by and among Eleven Biotherapeutics, Inc. and the shareholders named therein. Incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.1†
License Agreement, effective January 13, 2003, as amended and restated on October 14, 2015, by and between The University of Zurich and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.2†
Amended & Restated Exclusive License Agreement, dated October 14, 2015, by and between Merck KGaA and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.3
Amended and Restated License Agreement, dated October 17, 2014, by and between Clairmark Investments Ltd. (successor in interest of Protoden Technologies Inc.) and Viventia Bio Inc. Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.4
Indenture, dated March 31, 2000, between 131-149 Hamelin Street Leaseholds Limited (successor in interest of Almad Investments Limited) and Viventia Bio Inc. (successor in interest of Viventia Biotech Inc.), as amended by Lease Amending Agreement, dated June 26, 2003, as further amended by Lease Amending Agreement, dated January 26, 2004, and as further amended by Letter Agreement, dated June 25, 2008, and as further amended by Lease Amending Agreement, dated September 16, 2015. Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.5
Separation Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Abbie C. Celniker. Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.6
Separation Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Karen L. Tubridy. Incorporated herein by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.7
Retention Letter Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and John J. McCabe.. Incorporated herein by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.8
Employment Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Stephen A. Hurly. Incorporated herein by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

10.9
Employment Agreement, dated September 20, 2016, between Eleven Biotherapeutics, Inc. and Arthur P. DeCillis. Incorporated herein by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on September 21, 2016 (File No. 001-36296).

23.1*	Consent of PricewaterhouseCoopers LLP
99.1*	Audited consolidated financial statements of Viventia Bio Inc.
99.2*	Unaudited interim consolidated financial statements of Viventia Bio Inc.
99.3*	Unaudited pro forma combined condensed consolidated financial statements

* Filed herewith.

†	Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.